                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 22, 2005

                                  MISONIX, INC.
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             (Exact name of registrant as specified in its charter)

         New York                     1-10986                    11-2148932
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(State or other jurisdiction     (Commission File              (IRS Employer
      of  incorporation)              Number)               Identification No.)

1938 New Highway, Farmingdale, NY                                       11735
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(Address of principal executive offices)                              (Zip Code)

        Registrant's telephone number, including area code (631) 694-9555
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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

             On July 22, 2005, MISONIX, INC. ("Misonix") issued a press release announcing its retention of ThinkEquity Partners LLC to advise and assist Misonix in identifying and evaluating strategic opportunities for its Laboratory and Scientific Division. The
             press release is attached hereto as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

(c)          Exhibits.

Exhibit 99.1 Press Release of MISONIX, INC., dated July 22, 2005

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                                   SIGNATURES
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Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    July 22, 2005                     MISONIX, INC.

                                           By: /s/ Richard Zaremba
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                                               Richard Zaremba
                                               Senior Vice President and Chief
                                               Financial Officer

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                                  EXHIBIT INDEX
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Exhibit No.   Description
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99.1          Press Release of MISONIX, INC., dated July 22, 2005

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